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                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

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                                   FORM 8-K



                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):                 June 2, 2003
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                                LOEWS CORPORATION
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             (Exact name of registrant as specified in its charter)



       Delaware                      1-6541                     13-2646102
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(State or other jurisdiction      (Commission             (IRS Employer
 of Incorporation)                 File Number)            Identification No.)



667 Madison Avenue, New York, N.Y.                             10021-8087
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(Address of principal executive offices)                       (Zip code)



Registrant's telephone number, including area code           (212) 521-2000
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events

  On May 30, 2003, Registrant's 90% owned subsidiary, CNA Financial Corporation, announced that is Specialty Lines segment expects to record an after-tax charge of approximately $49 million in the second quarter of 2003 in connection with a recent adverse arbitration decision involving a single large property and business interruption loss. A copy of CNA's press release with respect to such announcement is included as exhibit 99.1 to this report.

Item 7.  Financial Statements and Exhibits

         (a)  Not applicable.

         (b)  Not applicable.

         (c) Press Release issued by CNA Financial Corporation, dated May 30, 2003.

                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                                   LOEWS CORPORATION
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Dated:  June 2, 2003                               By:  /s/ Gary W. Garson
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                                                        Gary W. Garson,
                                                        Senior Vice President,
                                                         General Counsel and
                                                         Secretary

                                   Page 2 of 4